EXHIBIT 10.2

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of June 2, 2017 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is made and given by ROYAL GOLD, INC., a corporation organized and existing under the laws of the State of Delaware, as pledgor, assignor and debtor (in such capacity and together with any successors in such capacity, the “Pledgor”), in favor of THE BANK OF NOVA SCOTIA (“Bank of Nova Scotia”), as pledgee, assignee, secured party and administrative agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”).

Recitals

A.           Pursuant to that certain Revolving Facility Credit Agreement, dated as of June 2, 2017, by and among the Pledgor, RG MEXICO, INC., a corporation organized and existing under the laws of the State of Delaware (“RG Mexico”), as a guarantor, those additional guarantors from time to time party thereto, as guarantors (collectively, the “Additional Guarantors” and RG Mexico and the Additional Guarantors being individually referred to herein as a “Guarantor” and collectively referred to herein as the “Guarantors”), those banks and financial institutions identified as a “Lender” on the signature pages thereto and such other banks or financial institutions as may from time to time become parties thereto as lenders (individually, each a “Lender” and collectively, the “Lenders”), and The Bank of Nova Scotia, as administrative agent for the Lenders (together with all amendments, restatements, amendments and restatements, modifications, revisions, increases, supplements, extensions, continuations, replacements or refinancings from time to time in accordance with the terms thereof, the “Credit Agreement”), the Lenders have agreed to make Loans (as defined in the Credit Agreement) to the Pledgor on the terms and subject to the conditions set forth therein, which will be guaranteed by the Guarantors.

B.           In order to induce the Lenders to extend credit under the Credit Agreement, this Agreement is given by the Pledgor in favor of the Administrative Agent for the ratable benefit of each Lender (and each other Person who was a Lender or an Affiliate of a Lender in connection with a Hedging Agreement) to secure the payment and performance of the Loans and all other Obligations (as defined in the Credit Agreement) under the Credit Agreement. It is a condition to the obligation of the Lenders to make Loans under the Credit Agreement that the Pledgor execute and deliver this Agreement.

Agreement

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Administrative Agent hereby agree as follows:

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ARTICLE I

ARTICLE II
DEFINITIONS AND INTERPRETATION

SECTION 2.1. Definitions.

(a)          Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.

(b)          Capitalized terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

(c)          The following terms shall have the following meanings:

“Additional Guarantors” shall have the meaning assigned such term in Recital A hereof.

“Administrative Agent” shall have the meaning assigned to such term in the Preamble hereof.

“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.

“Distribution” shall mean: (i) the declaration, payment or setting aside for payment of any dividend or other distribution on or in respect of any Shares in the capital of the applicable Issuer, other than a dividend declared, paid or set aside for payment by the applicable Issuer which is payable in shares of the applicable Issuer; and (b) the redemption, retraction, purchase, retirement or other acquisition, in whole or in part, of any Shares in the capital of the applicable Issuer or any securities, instruments or contractual rights capable of being converted into, exchanged or exercised for Shares in the capital of the applicable Issuer, including, without limitation, options, warrants, conversion or exchange privileges and similar rights.

“Excluded Securities” shall mean, collectively: (i) the Shares of any Restricted Subsidiary, to the extent that the pledge of Shares of such Restricted Subsidiary would be prohibited by applicable Requirements of Law, (ii) the Shares of any joint venture to the extent that the pledge of Shares of such joint venture would be prohibited by such joint venture’s Organizational Documents and (iii) the Shares of any Foreign Subsidiary or any Foreign Subsidiary Holding Company (including Shares of a Restricted Subsidiary that are held directly or indirectly by a Foreign Subsidiary or a Foreign Subsidiary Holding Company) other than (A) 65% of the Voting Stock of each Restricted Subsidiary owned by any pledgor (including any pledgor that is a first-tier Foreign Subsidiary or a first-tier Foreign Subsidiary Holding Company) and (B) 100% of the Shares not constituting Voting Stock of any such Restricted Subsidiary owned by such Pledgor.

“Guarantor” or “Guarantors” shall have the meaning assigned such term in Recital A hereof.

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“Issuer” shall mean any issuer of Shares that are included in, part of or otherwise constitute Pledged Securities.

“Lender” or “Lenders” shall have the meaning assigned such term in Recital A hereof.

“Organizational Document” shall mean, with respect to any Person, the articles of incorporation, certificate of incorporation, bylaws, articles of organization, articles of formation, formation certificate, operating agreement, limited liability company agreement, partnership agreement, joint venture agreement or such other organizational or governing documents, instruments or agreements of such Person.

“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Pledged Securities” shall mean, collectively: (i) all Shares owned by the Pledgor that are listed on Schedule I hereto (as such schedule may be amended or supplemented from time to time), (ii) all options, warrants, rights, agreements and additional Shares of whatever class of such Issuer acquired by the Pledgor (including by issuance) in respect of such Shares or any other Shares described in (i) through (vii) of this definition of “Pledged Securities,” (iii) all rights, privileges, authority and powers of the Pledgor relating to such Shares in such Issuer or under any Organizational Document of such Issuer or any other Shares described in (i) through (vii) of this definition of “Pledged Securities,” (iv) all certificates, instruments and agreements representing such Shares or any other Shares described in (i) through (vii) of this definition of “Pledged Securities,” (v) Distributions, including all dividends, distributions or returns of capital with respect to such Shares or any other Shares described in (i) through (vii) of this definition of “Pledged Securities,” (vi) all additional Shares arising or resulting from a stock split, stock dividend, revision, reclassification, exchange or otherwise, with respect to such Shares or any other Shares described in (i) through (vii) of this definition of “Pledged Securities,” and (vii) all Shares issued in respect of the foregoing Shares upon any merger or consolidation of any Issuer, in the case of (i) through (vii) whether now existing or hereafter acquired; provided that, in any case, the Pledged Securities shall not at any time include any Excluded Securities.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“Proceeds” shall mean the following property: (i) whatever is acquired upon the sale, lease, license, exchange, or other disposition of the Pledged Securities or any books and records relating thereto, (ii) whatever is collected on, or distributed on account of, the Pledged Securities or any books and records relating thereto, (iii) rights arising out of the Pledged Securities and all books and records relating thereto, (iv) to the extent of the value of the Pledged Securities and all books and records relating thereto, claims arising out of the loss, nonconformity, or interference with the use of, defects or infringement of rights in, or damage to, the Pledged Securities or any books and records relating thereto or (v) to the extent of the value of the Pledged Securities and all books and records relating thereto and to the extent payable to the Pledgor or the Administrative Agent, insurance payable by reason of the loss or nonconformity of, defects or infringements of rights in, or damage to, the Pledged Securities or any books and records relating thereto; provided that, in any case, the Proceeds shall not at any time include any Excluded Securities.

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“UCC” shall mean the Uniform Commercial Code as in effect from time to time in such United States jurisdiction that governs the perfection or priority of the Administrative Agent’s Lien on or security interest in any item or portion of the Pledged Collateral.

ARTICLE III
grant of security and obligations

SECTION 3.1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance in full of all the Obligations, the Pledgor hereby pledges, assigns and grants to the Administrative Agent, for the ratable benefit of each Lender (and each other Person who was a Lender or an Affiliate of a Lender in connection with a Hedging Agreement), a Lien on and continuing security interest in and to all of the right, title and interest of the Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

(i)          all Pledged Securities;

(ii)         all books and records relating to the Pledged Securities; and

(iii)        all Proceeds of any of the foregoing clauses (i) and (ii) and all substitutions and replacements for, and profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Pledgor from time to time with respect to the foregoing Pledged Collateral.

ARTICLE III
Perfection; Supplements; Further Assurances;
Use of Pledged Collateral

SECTION 3.1. Delivery of Certificated Securities Collateral; Perfection. The Pledgor represents and warrants that: (a) all certificates, agreements or instruments representing or evidencing the Pledged Securities in existence on the date hereof have been delivered to the Administrative Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignments in blank; (b) all requisite taxes, fees and other amounts, including stock transfer tax stamps, imposed by applicable Governmental Authorities in connection with this Agreement and the delivery of the certificates, agreements or instruments referred to in the foregoing clause (a) have been paid in full; (c) all necessary and appropriate entries, notations, and written descriptions in the books, records or share registry of the Pledgor and each Issuer of Pledged Securities, which are necessary or desirable to create, evidence, or perfect the pledge of the Pledged Collateral pursuant hereto, have been made; and (d) the Administrative Agent has (or has made arrangements for delivery of such Shares and will have, upon the delivery of the certificate representing such Shares) a valid and perfected first priority security interest in the Pledged Collateral (subject to Permitted Liens). The Pledgor hereby agrees that the certificates representing the Shares of RG Mexico and all certificates, agreements or instruments representing or evidencing Pledged Securities acquired by the Pledgor after the date hereof shall promptly (but in any event within five (5) Banking Days after receipt thereof by the Pledgor (or such longer period as the Administrative Agent may agree in its sole discretion)) be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, and the Pledgor shall forthwith take all other actions necessary or advisable in the reasonable opinion of the Administrative Agent pursuant to applicable Requirements of Law to create, evidence, and perfect the pledge of the Pledged Collateral. All certificated Pledged Securities shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Administrative Agent or any of its nominees or endorse for negotiation any or all of the Pledged Securities, without any indication that such Pledged Securities are subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right at any time to exchange certificates representing or evidencing Pledged Securities for certificates of smaller or larger denominations.

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SECTION 3.2. Financing Statements and Other Filings; Maintenance of Perfected Security Interest. The Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file any financing statements or other similar filings and amendments thereto covering the Pledged Collateral that contain the information required, with respect to each applicable jurisdiction, whether pursuant Article 9 of the UCC or other applicable Requirements of Law, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to the Pledgor and the address of Pledgor, and (ii) any financing or continuation statements or other documents or instruments, without the signature of the Pledgor where permitted by law. The Pledgor agrees to provide all information described in the immediately preceding sentence to the Administrative Agent promptly upon request by the Administrative Agent. The Pledgor agrees, at the sole cost and expense of the Pledgor, to take such actions as the Administrative Agent may from time to time reasonably request to perfect the Administrative Agent’s security interest in the Pledged Securities to the extent required hereunder.

SECTION 3.3. Supplements; Further Assurances. The Pledgor shall take such further actions, execute and/or deliver to the Administrative Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments and make or cause to be made such entries and notations in the books, records or share registry of the Pledgor or the respective Issuer of the Pledged Securities as the Administrative Agent may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve, record and protect the pledge of and security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Administrative Agent hereunder, to carry into effect the purposes hereof or to assure and confirm the validity, enforceability and priority of the Administrative Agent’s security interest in the Pledged Collateral or to permit the Administrative Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of financing statements, amendments, continuation statements and other documents (including this Agreement) under the UCC or other applicable Requirements of Law. Without limiting the generality of the foregoing, the Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Administrative Agent from time to time upon reasonable request by the Administrative Agent such schedules, descriptions and designations of the Pledged Collateral, additional security agreements, financing statements, transfer endorsements, powers of attorney, certificates, notations in the books, records and shareholder registry documents of the Issuer of the Pledged Securities, and other actions, assurances or instruments as the Administrative Agent shall reasonably request. If an Event of Default has occurred and is continuing, the Administrative Agent may institute and maintain, in its own name or in the name of the Pledgor, such suits and proceedings as the Administrative Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgor in accordance with Section 8.13 of this Agreement.

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ARTICLE IV
representations, warranties and covenants

The Pledgor hereby remakes and restates its representations, warranties and covenants set forth in the Credit Agreement and incorporates them herein as if set forth herein and further represents, warrants and covenants as follows:

SECTION 4.1. Title.

(a)          The Pledgor has good title to the Pledged Securities, free from Liens other than the Permitted Liens. Further, none of the Pledged Securities is subject to any voting agreement, shareholder agreement, voting trust, proxy or other agreement or arrangement with respect to voting or decision-making or any option or agreement for the sale or transfer of such Pledged Securities.

(b)          The Pledged Securities subject to this Agreement, as described on Schedule 1 hereto, constitute 100% of the Shares of RG Mexico and 65% of the Shares of RGLD Holdings. As of the Closing Date, the Shares set forth on Schedule I hereto constitute the only Shares of any Restricted Subsidiary organized in the United States or any state thereof in which the Pledgor has any rights and are required to be pledged pursuant to Section 2.1 hereof and the terms of the Credit Agreement.

SECTION 4.2. Validity of Security Interest. The pledge of, security interest in and Lien on the Pledged Collateral granted to the Administrative Agent for the benefit of the Lenders (and those Persons who were Lenders or Affiliates of a Lender in connection with a Hedging Agreement) hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral to the extent required hereunder, subject to the Permitted Liens, which secures the payment and performance of the Obligations, and (b) subject to delivery to the Administrative Agent of the certificated Pledged Securities with all necessary indorsements as described in Section 3.1 hereof and the filings and other actions described herein, a perfected security interest in all the Pledged Collateral of the Pledgor to the extent such security interest is required to be perfected in accordance with Article III hereof. The pledge, security interest and Lien granted to the Administrative Agent for the benefit of the Lenders (and such other Persons) pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a perfected, continuing security interest therein, prior to all other Liens on the Pledged Collateral, subject to the Permitted Liens.

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SECTION 4.3. Defense of Claims; Transferability of Pledged Collateral. The Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Administrative Agent and the priority thereof against all claims and demands of all Persons at any time claiming any interest therein materially adverse to the Administrative Agent or any Lender. There is no agreement, order, judgment or decree, and the Pledgor shall not enter into any agreement or take any other action, that would restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with the Pledgor’s obligations or the rights of the Administrative Agent hereunder.

SECTION 4.4. Other Financing Statements; Control. The Pledgor has not filed, nor authorized any third party to file (nor will there be), any valid or effective security agreement, pledge, financing statement or other similar filing or instrument covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Administrative Agent pursuant to this Agreement and the other Credit Documents, or as permitted under the Credit Agreement or have been terminated. The Pledgor shall not execute, authorize or permit to be filed in any public office any security agreement, pledge, financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Pledged Collateral, except in favor of the Administrative Agent as provided for hereunder and under the other Credit Documents. The Pledgor shall not cause or permit any Person other than the Administrative Agent or a Lender to have possession of or control over any part of the Pledged Collateral.

SECTION 4.5. Due Authorization and Issuance. All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable. There is no amount or other obligation owing by the Pledgor to any Issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities.

SECTION 4.6. Consents, etc. During the occurrence and continuation of an Event of Default, in the event that the Administrative Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Official Body or any other person therefor, then, upon the reasonable request of the Administrative Agent, the Pledgor agrees to use its best efforts to assist and aid the Administrative Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

SECTION 4.7. Defaults, etc. The Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which the Pledgor is a party relating to the Pledged Securities pledged by it, and the Pledgor is not in violation of any other provisions of any such agreement to which the Pledgor is a party, or otherwise in default or violation thereunder. No Pledged Securities pledged by the Pledgor are subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against the Pledgor by any person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organizational Documents and certificates representing Pledged Securities that have been delivered to the Administrative Agent) which evidence any Pledged Securities of the Pledgor.

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SECTION 4.8. Pledged Collateral; Pledgor’s Name. All information set forth herein, including the schedules hereto, and all information contained in any schedules and lists heretofore delivered to any Lender, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all respects. The Pledgor’s full and complete legal name is accurately set forth in the preamble hereto. The Pledgor shall not change the location of its principal place of business or chief executive office without the prior written consent of the Administrative Agent, not to be unreasonably withheld.

SECTION 4.9. Permitted Reorganization. Notwithstanding anything to the contrary in this Agreement or any other Credit Document, the Pledgor and its Subsidiaries shall be permitted to effectuate the Permitted Reorganization; provided that, as a condition to the Permitted Reorganization, the Pledgor shall have taken all necessary steps reasonably requested by the Administrative Agent to ensure the continuing validity, perfection and priority of the security interest in the Pledged Collateral after giving effect to the Permitted Reorganization.

ARTICLE V
certain Provisions Concerning Securities Collateral

SECTION 5.1. Pledge of Additional Securities Collateral. The Pledgor shall, upon obtaining any Pledged Securities, accept the same in trust for the benefit of the Administrative Agent and promptly (but in any event within thirty (30) Banking Days after receipt thereof) deliver to the Administrative Agent a pledge amendment, duly executed by the Pledgor, in substantially the form of Exhibit A hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 hereof in respect of the additional Pledged Securities which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities. The Pledgor hereby authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities listed on any Pledge Amendment delivered to the Administrative Agent shall for all purposes hereunder be considered Pledged Collateral. The Pledgor and the Administrative Agent agree that such additional Pledged Securities shall be, and shall be deemed to be, part of the Pledged Collateral and subject to the terms of this Agreement whether or not a Pledge Amendment is signed and delivered or this Agreement is otherwise amended to refer to such additional Pledged Securities.

SECTION 5.2. Voting Rights; Distributions; etc.

(a)          So long as no Event of Default shall have occurred and be continuing:

(i)          The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement or any other Credit Document; provided, however, that the Pledgor shall not in any event exercise such rights in any manner which could reasonably be expected to have a Material Adverse Effect.

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(ii)         The Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions in respect of the Pledged Securities; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities of an Issuer shall, to the extent that such securities do not constitute Excluded Securities, be forthwith delivered to the Administrative Agent to hold as Pledged Collateral and shall, if received by the Pledgor and to the extent that such securities do not constitute Excluded Securities, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of the Pledgor and be promptly (but in any event within five (5) Banking Days after receipt thereof) delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

(b)          The Administrative Agent shall be deemed without further action or formality to have granted to the Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of the Pledgor and at the sole cost and expense of the Pledgor, from time to time execute and deliver (or cause to be executed and delivered) to the Pledgor all such instruments as the Pledgor may reasonably request in order to permit the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.

(c)          Upon the occurrence and during the continuance of any Event of Default:

(i)          All rights of the Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

(ii)         All rights of the Pledgor to receive Distributions in respect of the Pledged Securities which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

(d)          The Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Administrative Agent appropriate instruments and documents as the Administrative Agent may request in order to permit the Administrative Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.

(e)          All Distributions in respect of the Pledged Securities which are received by the Pledgor contrary to the provisions of Section 5.2(c)(ii) hereof shall be received in trust for the benefit of the Administrative Agent, shall be segregated from the other property and funds of the Pledgor and shall immediately be paid over to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

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ARTICLE VI
Transfers

SECTION 6.1. Transfers of Pledged Collateral. The Pledgor shall not sell, convey, assign, transfer or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder, or agree to do or undertake any of the foregoing, or permit or cause any Issuer or any other Person to do or undertake any of the foregoing, except in favor of the Administrative Agent as provided for herein or as otherwise permitted pursuant to the Credit Agreement.

ARTICLE VII
REMEDIES

SECTION 7.1. Remedies. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, whether in law or in equity, the following remedies:

(a)          Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral, including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Administrative Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that, in the event that any such payments are made directly to the Pledgor, prior to receipt by any such obligor, or in violation, of such instruction, the Pledgor shall receive all such amounts in trust for the benefit of the Administrative Agent and shall segregate all amounts received from the other property or funds of the Pledgor and shall promptly (but in no event later than one (1) Banking Day after receipt thereof) pay such amounts to the Administrative Agent;

(b)          Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of the Pledgor constituting Pledged Collateral for application to the Obligations;

(c)          Retain and apply the Distributions in respect of the Pledged Securities to the Obligations;

(d)          Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral;

(e)          Retain all or any portion of the Pledged Collateral in satisfaction of the Obligations, but only after providing any notices required by the UCC or other Requirements of Law and otherwise complying with all applicable Requirements of Law. Unless and until the Administrative Agent shall have provided such notices and complied with all applicable Requirements of Law in order to retain the Pledged Collateral in satisfaction of the Obligations, the Administrative Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Obligations for any reason; and

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(f)          Exercise all the rights and remedies of a secured party on default under the UCC or other applicable Requirements of Law. The Administrative Agent may also in its sole discretion sell or assign the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as may be commercially reasonable. To the extent permitted by applicable law, the Administrative Agent or any Lender or any of their respective Affiliates may be the purchaser, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold or assigned at such sale, to use and apply any of the Obligations owed to such Person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such Person at such sale. Each purchaser, assignee or recipient at any such sale shall acquire the property sold or assigned absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Administrative Agent arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold or assigned at such a private sale was less than the price which might have been obtained at a public sale.

SECTION 7.2. Notice of Sale. The Pledgor acknowledges and agrees that ten (10) Banking Days’ prior notice to the Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be given to the Pledgor and such notice shall be commercially reasonable notification of such matters.

SECTION 7.3. Waiver of Notice and Claims. The Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Administrative Agent’s taking possession or the Administrative Agent’s disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which the Pledgor would otherwise have under law, and the Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Administrative Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. Any sale of or any other realization upon any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against the Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold or realized upon, or any part thereof, from, through or under the Pledgor.

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SECTION 7.4. Certain Sales of Pledged Collateral.

(a)          The Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Official Body, including all applicable federal, provincial or state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Official Body. The Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall not be deemed to have been made in other than a commercially reasonable manner by reason thereof and that, except as may be required by applicable law, the Administrative Agent shall have no obligation to engage in public sales or to delay the sale of any Pledged Securities for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the United States Securities Act of 1933 or under applicable state securities laws, even if such Issuer would agree to do so.

(b)          In connection with the Administrative Agent’s sale of any or all of the Pledged Securities, upon written request, the Pledgor shall from time to time furnish to the Administrative Agent all such information as the Administrative Agent may reasonably request in order to determine the number of securities included in the Pledged Securities which may be sold by the Administrative Agent as exempt transactions under applicable federal, provincial and state securities laws and the rules promulgated thereunder, as the same are from time to time in effect.

SECTION 7.5. No Waiver; Cumulative Remedies.

(a)          No failure on the part of the Administrative Agent to exercise, no course of dealing with respect to, and no delay on the part of the Administrative Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.

(b)          In the event that the Administrative Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Credit Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, then and in every such case, the Pledgor, the Administrative Agent and each Lender shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Administrative Agent and the Lenders shall continue as if no such proceeding had been instituted.

SECTION 7.6. Application of Proceeds. The proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Administrative Agent of its remedies, including the Proceeds of the sale of the Pledged Collateral or any part thereof, shall be applied, together with any other sums then held by the Administrative Agent pursuant to this Agreement, in accordance with the Credit Agreement.

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ARTICLE VIII
miscellaneous

SECTION 8.1. Concerning Administrative Agent.

(a)          The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Administrative Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that Administrative Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Securities, whether or not the Administrative Agent or any Lender has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

(b)          The Administrative Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

SECTION 8.2. Administrative Agent May Perform; Administrative Agent Appointed Attorney-in-Fact.

(a)          If the Pledgor shall fail to perform any covenants contained in this Agreement or any other Credit Document, the Administrative Agent may (but shall not be obligated to) advance funds on behalf of the Pledgor in order to insure the Pledgor’s compliance with any covenant in this Agreement or any other Credit Document; provided, however, that, the Administrative Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which the Pledgor fails to pay or perform as and when required hereby and which the Pledgor does not contest in accordance with the provisions of the Credit Agreement. Any and all amounts so expended by the Administrative Agent shall be paid by the Pledgor and shall become part of the Obligations. Neither the provisions of this Section 8.2 nor any action taken by the Administrative Agent pursuant to the provisions of this Section 8.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default.

(b)          The Pledgor hereby appoints the Administrative Agent as its attorney-in-fact, with full power and authority in the place and stead of the Pledgor and in the name of the Pledgor, or otherwise, from time to time during the continuation of an Event of Default, in the Administrative Agent’s discretion, to take any action and to execute any instrument, document or agreement consistent with the terms of the Credit Agreement and this Agreement, which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof (but the Administrative Agent shall not be obligated to and shall have no liability to the Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. The Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

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SECTION 8.3. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgor, its successors and assigns and (ii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, its successors, transferees and assigns and each of the Lenders, their successors and assigns. Without limiting the generality of the foregoing clause (ii), any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender, herein or otherwise, subject however, to the provisions of the Credit Agreement. The Pledgor agrees that its obligations hereunder and the pledge and security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Obligations is rescinded or must otherwise be restored by any Lender upon the bankruptcy or reorganization of the Pledgor or otherwise.

SECTION 8.4. Termination; Release. When (a) all of the principal, interest, fees and other amounts due and payable under the Credit Agreement and the other Credit Documents have been irrevocably paid in full, (b) the Credit Documents have been terminated and discharged and (c) there exists no commitment by Pledgor which could give rise to any Obligations (other than for contingent Obligations for which no claim has been made), this Agreement shall terminate. Upon termination of this Agreement, the Pledged Collateral shall be released from the Lien of this Agreement. Upon such release or any release of Pledged Collateral or any part thereof, the Administrative Agent shall, promptly upon the request and at the sole cost and expense of the Pledgor, assign, transfer and deliver to the Pledgor, against receipt and without recourse to or warranty by the Administrative Agent except as to the fact that the Administrative Agent has not encumbered the released assets, such of the Pledged Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Administrative Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

SECTION 8.5. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Administrative Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by the Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or the Credit Documents, no notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances.

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SECTION 8.6. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to the Pledgor, addressed to it at its address set forth in the Credit Agreement and as to the Administrative Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 8.6.

SECTION 8.7. Choice of Law; Forum Selection; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Pledgor hereby irrevocably submits to the exclusive jurisdiction of any state or federal court sitting in New York, New York (and any appellate court thereof) over any legal action or proceeding with respect to this Agreement and the Pledgor hereby irrevocably agrees that all claims in respect of any such proceeding may be heard and determined in such state court, or, to the extent permitted by law, in such federal court. The Pledgor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum or improper venue to the maintenance of any such proceeding. The Pledgor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding as provided in Section 15.1 of the Credit Agreement. The Pledgor agrees that a final judgment in any such proceeding shall be conclusive and may be executed upon and enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall limit the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor or its property in any other jurisdiction. The taking of any proceedings in any one or more jurisdictions shall not preclude the taking of any proceedings in any other jurisdiction.

SECTION 8.8. Waiver of Jury Trial. The Pledgor and the Administrative Agent hereby irrevocably and unconditionally waive, to the extent permitted by applicable law, trial by jury in any legal action or proceeding relating to this Agreement and for any counterclaim therein.

SECTION 8.9. Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

SECTION 8.10. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. This Agreement may be validly executed and delivered by facsimile or other electronic transmission (including e-mail), and a signature by facsimile, portable document format (.pdf) or other electronic transmission shall be as effective and binding as an original signature.

SECTION 8.11. Banking Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Banking Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Banking Day, and performance herein may be made on such Banking Day, with the same force and effect as if made on such other day.

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SECTION 8.12. No Release. Nothing set forth in this Agreement or any other Credit Document, nor the exercise by the Administrative Agent of any of the rights or remedies hereunder, shall relieve the Pledgor from the performance of any term, covenant, condition or agreement on the Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Administrative Agent or any Lender to perform or observe any such term, covenant, condition or agreement on the Pledgor’s part to be so performed or observed or shall impose any liability (other than for gross negligence, bad faith or willful misconduct) on the Administrative Agent or any Lender for any act or omission on the part of the Pledgor relating thereto or for any breach of any representation or warranty on the part of the Pledgor contained in this Agreement, the Credit Agreement or the other Credit Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Administrative Agent nor any Lender shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Administrative Agent or any Lender be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of the Pledgor contained in this Section 8.12 shall survive the termination hereof and the discharge of the Pledgor’s other obligations under this Agreement, the Credit Agreement and the other Credit Documents.

SECTION 8.13. Indemnity and Expenses. The Pledgor agrees to indemnify the Administrative Agent in its capacity hereunder from and against any and all claims, demands, actions, causes of action, suits, losses, costs, charges, liabilities and damages, and expenses in connection therewith incurred or suffered by, or asserted against, the Administrative Agent in any way relating to or arising out of the Pledged Securities, this Agreement, or any documents contemplated by or referred to herein, the transactions contemplated hereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing, or otherwise, unless arising from the gross negligence, bad faith or willful misconduct of the Administrative Agent, subject to the limitations contained in and without duplication of Sections 8.5 and 15.16 of the Credit Agreement.

SECTION 8.14. Survival. All covenants, agreements, representations and warranties made hereunder or made in connection with the Credit Agreement and the other Credit Documents shall survive the execution and delivery of this Agreement, and shall continue in full force and effect until the security interest created herein is discharged.

SECTION 8.15. Acknowledgments. The Pledgor hereby acknowledges that:

(a)          it has been advised by its own legal counsel in the negotiation, preparation, execution and delivery of this Agreement and each other Credit Document;

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(b)          this Agreement shall not be construed against any party or more favorably in favor of any party based upon which party drafted the same, it being agreed and acknowledged that all parties contributed substantially to the negotiation and preparation of this Agreement;

(c)          neither the Administrative Agent nor the Lenders have any fiduciary relationship with or duty to the Pledgor, and the relationship between the Administrative Agent and Lenders, on the one hand, and the Pledgor, on the other hand, in connection herewith is solely that of creditor and debtor; and

(d)          this Agreement does not create a joint venture or partnership among the parties hereto, and no joint venture, partnership or other fiduciary relationship exists, or shall be deemed to exist, among the Administrative Agent, the Lenders and the Pledgor.

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IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

ROYAL GOLD INC., as Pledgor

By:	/s/ Stefan Wenger
Name: Stefan Wenger
Title: Chief Financial Officer and Treasurer

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THE BANK OF NOVA SCOTIA, as Administrative Agent

By:	/s/ Clement Yu
Name: Clement Yu
Title: Director

By:	/s/ Ryan Moonilal
Name: Ryan Moonilal
Title: Analyst

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SCHEDULE I

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER SHARES OF ISSUER

RG Mexico, Inc.	Common	$0.01	C-2	100	100%

RGLD Holdings LLC	Membership interests	N/A	N/A	N/A	65%

Schedule I